                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported) May 21, 2002



       CAPITAL ONE AUTO RECEIVABLES, LLC/CAPITAL ONE FINANCE TRUST 2002-A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                  333-54736-03
                            (Commission File Number)

                                    31-175007
                          (Registrant's I.R.S. Employer
                               Identification No.)



             2980 Fairview Park Drive, Falls Church, Virginia 22042
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 875-1000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         In the Registration Statement No. 333-54736, the Registrant stated that, following the end of each Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool related to each issuer organized by the Registrant. Following below is such information related to the Prospectus Supplement dated April 16, 2002, of Capital One Auto Finance Trust 2002-A:

CAPITAL ONE AUTO FINANCE
Total Portfolio Proforma Pool Cut
Total Loans  Contributed as of 5/21/2002


Composition of the Receivables Pool

      Aggregate                     Number of
      Principal                    Receivables                     Average Receivables
       Balance                       in Pool                             Balance
   $1,300,813,002.37                      87,369                                $14,888.72

Minimum Remaining Term                         6                      Minimum Original Term                                       23
Maximum Remaining Term                        72                      Maximum Original Term                                       72
Weighted Average Rem. Term                 61.46                      Weighted Average Original Term                           63.07

Minimum APR                                8.45%                      Minimum Loan Balance                                 $3,000.86
Maximum APR                               25.00%                      Maximum Loan Balance                                $41,995.12
Weighted Average APR                      15.74%                      Average Loan Balance                                $14,888.72

Weighted Average FICO                        582                      Line 5 Loan to Value Ratio                             109.80%
                                                                      Line 3 Loan to Value Ratio                              94.60%

Geographic Distribution of the Receivables by State

                                                                                                                    Percentage of
                                        Number of                      Aggregate Principal                       Aggregate Principal
                        State           Receivables                           Balance                                  Balance
                        -----           -----------                           -------                                  -------
                          AK                   2                                $22,388.95                               0.00%
                          AL                3508                            $48,833,121.56                               3.75%
                          AR                2036                            $30,195,819.52                               2.32%
                          AZ                1913                            $29,989,487.45                               2.31%
                          CA                8671                           $137,745,908.76                              10.59%
                          CT                 312                             $4,356,429.23                               0.33%
                          CO                1226                            $18,383,676.26                               1.41%
                          DC                 187                             $3,063,541.99                               0.24%
                          DE                 251                             $3,537,049.76                               0.27%
                          FL                6478                            $97,228,968.62                               7.47%
                          GA                4424                            $66,886,896.57                               5.14%
                          HI                   5                                $59,128.57                               0.00%
                          IA                 323                             $4,075,604.93                               0.31%
                          ID                 280                             $3,748,758.06                               0.29%
                          IL                2370                            $35,508,900.71                               2.73%
                          IN                1403                            $20,034,693.24                               1.54%
                          KS                 391                             $5,440,599.74                               0.42%
                          KY                 491                             $6,791,282.63                               0.52%
                          LA                2126                            $32,965,393.23                               2.53%
                          MA                 642                             $8,885,043.26                               0.68%
                          MD                2037                            $31,762,760.15                               2.44%
                          ME                  80                             $1,009,268.93                               0.08%
                          MI                1766                            $25,786,263.31                               1.98%
                          MN                 533                             $7,432,318.03                               0.57%
                          MO                1299                            $18,675,127.21                               1.44%
                          MS                1676                            $25,175,902.80                               1.94%
                          MT                   0                                        $-                               0.00%
                          NC                3512                            $51,553,083.83                               3.96%
                          ND                  21                               $299,745.52                               0.02%
                          NE                 206                             $2,732,745.34                               0.21%
                          NH                 120                             $1,634,515.40                               0.13%
                          NM                 872                            $13,112,469.69                               1.01%
                          NV                1135                            $16,949,308.93                               1.30%
                          NJ                2360                            $35,650,793.59                               2.74%
                          NY                2797                            $40,534,092.42                               3.12%
                          OH                2585                            $35,821,615.31                               2.75%
                          OK                1365                            $19,028,443.07                               1.46%
                          OR                 416                             $5,614,230.45                               0.43%
                          PA                6523                            $89,897,409.30                               6.91%
                          RI                  97                             $1,250,162.19                               0.10%
                          SC                1205                            $17,488,307.49                               1.34%
                          SD                 106                             $1,353,377.44                               0.10%
                          TN                2736                            $39,515,376.01                               3.04%
                          TX               10721                           $169,905,897.35                              13.06%
                          UT                1055                            $14,942,343.66                               1.15%
                          VA                2745                            $41,272,031.75                               3.17%
                          VT                  10                               $159,147.50                               0.01%
                          WA                1480                            $22,065,070.60                               1.70%
                          WI                 233                             $3,304,932.84                               0.25%
                          WV                 415                             $5,888,325.77                               0.45%
                          WY                  81                             $1,287,889.86                               0.10%
                          MT                 143                             $1,957,353.59                               0.15%

                 Total                    87,369                         $1,300,813,002.37                             100.00%

Distribution of the Receivables by Contract Rate

                                                                                                                   Percentage of
    Annual Percentage                 Number of                      Aggregate Principal                         Aggregate Principal
      Rate Range                     Receivables                           Balance                                     Balance
      ----------                     -----------                           -------                                     -------
       2.99% and less                      0                                    $0.00                                   0.00%
       3.00% - 3.99%                       0                                    $0.00                                   0.00%
       4.00% - 4.99%                       0                                    $0.00                                   0.00%
       5.00% - 5.99%                       0                                    $0.00                                   0.00%
       6.00% - 6.99%                       0                                    $0.00                                   0.00%
       7.00% - 7.99%                       0                                    $0.00                                   0.00%
       8.00% - 8.99%                    1981                           $30,985,558.02                                   2.38%
       9.00% - 9.99%                    1790                           $28,279,983.07                                   2.17%
       10.00% - 10.99%                  2225                           $35,465,544.14                                   2.73%
       11.00% - 11.99%                  3108                           $50,689,559.99                                   3.90%
       12.00% - 12.99%                  4461                           $68,954,495.68                                   5.30%
       13.00% - 13.99%                  6218                           $97,286,562.35                                   7.48%
       14.00% - 14.99%                 10714                          $167,003,236.91                                  12.84%
       15.00% - 15.99%                 14914                          $222,838,630.33                                  17.13%
       16.00% - 16.99%                 16603                          $245,541,105.51                                  18.88%
       17.00% - 17.99%                 13990                          $200,634,638.05                                  15.42%
       18.00% - 18.99%                  5861                           $81,716,778.75                                   6.28%
       19.00% - 19.99%                  3297                           $44,472,179.81                                   3.42%
       20.00% - 20.99%                  1229                           $16,287,215.91                                   1.25%
       21.00% - 21.99%                   600                            $7,006,143.92                                   0.54%
       22.00% - 22.99%                   185                            $2,160,350.09                                   0.17%
       23.00% - 23.99%                   149                            $1,069,607.29                                   0.08%
       24.00% - 24.99%                    43                              $405,803.76                                   0.03%
       25.00% - 25.99%                     1                               $15,608.79                                   0.00%
       26.00% - 26.99%                     0                                    $0.00                                   0.00%
       27.00% - 27.99%                     0                                    $0.00                                   0.00%
       28.00% - 28.99%                     0                                    $0.00                                   0.00%
       29.00% - 29.99%                     0                                    $0.00                                   0.00%
       30.00% - 30.99%                     0                                    $0.00                                   0.00%

                 Total                87,369                        $1,300,813,002.37                                 100.00%


Distribution of Receivables by Model Year


    Model Year of                   Number of                           Aggregate                            Percentage of Aggregate
  Financed Vehicles                Receivables                      Principal Balance                           Principal Balance
  -----------------                -----------                      -----------------                           -----------------
        1990                            78                               $856,917.86                                  0.07%
        1991                            36                               $353,730.26                                  0.03%
        1992                            80                               $638,588.11                                  0.05%
        1993                           201                             $1,736,720.11                                  0.13%
        1994                           486                             $4,288,135.53                                  0.33%
        1995                          1438                            $13,339,532.95                                  1.03%
        1996                          2743                            $27,789,958.10                                  2.14%
        1997                          7072                            $82,819,522.42                                  6.37%
        1998                         11851                           $152,783,583.40                                 11.75%
        1999                         17311                           $243,983,683.84                                 18.76%
        2000                         15112                           $222,989,406.19                                 17.14%
        2001                         14718                           $234,524,363.67                                 18.03%
        2002                         15876                           $308,104,687.14                                 23.69%
        2003                           367                             $6,604,172.79                                  0.51%
        2004                             0                                     $0.00                                  0.00%

       Total                        87,369                         $1,300,813,002.37                                100.00%



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2002


                                               CAPITAL ONE AUTO RECEIVABLES, LLC


                                               By: /s/ Jeffery Elswick
                                                  ------------------------------
                                               Name: Jeffery Elswick
                                               Title: President